                                                                      Exhibit 99

                            Global Structured Finance

                               BAFC 2004-2 Group 1
                           30Yr CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $123,228,548.70
Total Orig. Bal.: $123,499,192.00
Loan Count: 751
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $164,085.95
Avg. Orig. Balance: $164,446.33
% Conforming: 100.00%
W.A. FICO: 727
W.A. Orig. LTV: 66.45%
W.A. Cut-Off LTV: 66.30%
Earliest Orig. Date: 2004-01-08
Latest Maturity Date: 2034-08-01
W.A. Gross Coupon: 6.1163%
W.A. Servicing Fee: 0.2500%
W.A. Trustee Fee: 0.0090%
W.A. Net Coupon: 5.8573%
W.A. Orig. Term: 359.8 months
W.A. Rem. Term: 357.8 months
W.A. Age: 2.0 months
% OLTV over 80: 7.84%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 7.84%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 24.47%
W.A. MI Adjusted COLTV: 64.59%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Leaseholds: 0.00%
% Pledged Assets: 0.00%
Max. Zipcode Conc.: 1.00%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 300,000           77.70%
---------------------------

---------------------------
300,001 - 350,000    11.68
---------------------------
350,001 - 400,000     4.19
---------------------------
400,001 - 450,000     2.07
---------------------------
450,001 - 500,000     0.78
---------------------------
500,001 - 550,000     1.67
---------------------------
550,001 - 600,000     1.41
---------------------------
600,001 - 650,000     0.50
---------------------------
Total:              100.00%
---------------------------

Average: $164,446.33
Lowest: $27,000.00
Highest: $620,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 300,000           77.70%
---------------------------
300,001 - 350,000    11.68
---------------------------
350,001 - 400,000     4.19
---------------------------
400,001 - 450,000     2.07
---------------------------
450,001 - 500,000     0.78
---------------------------
500,001 - 550,000     1.67
---------------------------
550,001 - 600,000     1.41
---------------------------
600,001 - 650,000     0.50
---------------------------
Total:              100.00%
---------------------------

Average: $164,085.95
Lowest: $26,908.95
Highest: $618,094.36

--------------------------------------------------------------------------------

4. Coupon

-----------------------
Coupon          Percent
-----------------------
5.001 - 5.250     1.60%
-----------------------

-----------------------
5.251 - 5.500     6.64
-----------------------
5.501 - 5.750    14.88
-----------------------
5.751 - 6.000    25.39
-----------------------
6.001 - 6.250    19.29
-----------------------
6.251 - 6.500    17.10
-----------------------
6.501 - 6.750    10.31
-----------------------
6.751 - 7.000     4.32
-----------------------
7.001 - 7.250     0.48
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.116
Lowest: 5.125
Highest: 7.125

--------------------------------------------------------------------------------

5. Credit Score

-----------------------
Credit Score    Percent
-----------------------
800 - 849         1.39%
-----------------------
750 - 799        36.47
-----------------------
700 - 749        32.47
-----------------------
650 - 699        22.06
-----------------------
600 - 649         6.58
-----------------------
550 - 599         1.03
-----------------------
Total:          100.00%
-----------------------

W.A.: 727
Lowest: 580
Highest: 811

--------------------------------------------------------------------------------

6. Product Type

-----------------------
Product Type    Percent
-----------------------
30YR FIXED       99.72%
-----------------------
25YR FIXED        0.28
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

7. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------
Loan Purpose   Percent
----------------------
C/O Refi        37.44%
----------------------
Purchase        35.21
----------------------
R/T Refi        27.35
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              46.80%
-----------------------
2-Family         15.76
-----------------------
4-Family         12.98
-----------------------

-----------------------
3-Family          7.68
-----------------------
Condo - Low       7.37
-----------------------
Townhouse         3.91
-----------------------
Condo - High      2.93
-----------------------
SFRA              2.57
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. State

-----------------------
State           Percent
-----------------------
California       31.37%
-----------------------
Massachusetts    13.29
-----------------------
Illinois          5.27
-----------------------
Florida           5.18
-----------------------
New York          4.62
-----------------------
Other            40.26
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. California

--------------------
California   Percent
--------------------
Northern      33.40%
--------------------
Southern      66.60
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13. MSA

-----------------------------
MSA                   Percent
-----------------------------
Los Angeles, CA        18.35%
-----------------------------
Boston, MA             12.68
-----------------------------

-----------------------------
Washington, DC          6.67
-----------------------------
No MSA                  6.39
-----------------------------
New York, NY            6.09
-----------------------------
San Francisco, CA       5.81
-----------------------------
Chicago, IL             5.20
-----------------------------
Philadelphia, PA        2.45
-----------------------------
Atlanta, GA             1.93
-----------------------------
Las Vegas, NV           1.72
-----------------------------
Sacramento, CA          1.70
-----------------------------
Miami, FL               1.56
-----------------------------
San Diego, CA           1.51
-----------------------------
West Palm Beach, FL     1.18
-----------------------------
Barnstable, MA          1.17
-----------------------------
Other                  25.60
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

14. Zip Code

------------------
Zip Code   Percent
------------------
22201        1.00%
------------------
60613        0.74
------------------
90026        0.68
------------------
02130        0.63
------------------
02122        0.58
------------------
Other       96.38
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor           100.00%
--------------------------

--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

---------------------------------
Documentation             Percent
---------------------------------
Desk UW                    67.86%
---------------------------------
Enhanced Agency (1-01)      1.56
---------------------------------
Loan Prospector (11-00)    15.41
---------------------------------
Smartdoc                   12.17
---------------------------------
Streamline                  3.00
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

17. Original LTV

----------------------
Original LTV   Percent
----------------------
<= 20.0          0.34%
----------------------
20.1 - 25.0      0.41
----------------------
25.1 - 30.0      1.36
----------------------
30.1 - 35.0      1.79
----------------------
35.1 - 40.0      3.73
----------------------
40.1 - 45.0      3.76
----------------------
45.1 - 50.0      5.33
----------------------
50.1 - 55.0      4.86
----------------------
55.1 - 60.0      8.27
----------------------
60.1 - 65.0      6.01
----------------------
65.1 - 70.0     19.98
----------------------
70.1 - 75.0     16.65
----------------------
75.1 - 80.0     19.67
----------------------
80.1 - 85.0      0.60
----------------------
85.1 - 90.0      7.25
----------------------
Total:         100.00%
----------------------

W.A.: 66.45%
Lowest: 8.00%
Highest: 90.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

---------------------
Cut-Off LTV   Percent
---------------------
<= 20.0         0.34%
---------------------
20.1 - 25.0     0.41
---------------------
25.1 - 30.0     1.36
---------------------
30.1 - 35.0     1.79
---------------------
35.1 - 40.0     3.73
---------------------
40.1 - 45.0     3.76
---------------------
45.1 - 50.0     5.43
---------------------
50.1 - 55.0     4.80
---------------------
55.1 - 60.0     8.22
---------------------
60.1 - 65.0     6.37
---------------------
65.1 - 70.0    19.62
---------------------
70.1 - 75.0    16.65
---------------------
75.1 - 80.0    19.67
---------------------
80.1 - 85.0     0.72
---------------------
85.1 - 90.0     7.12
---------------------
Total:        100.00%
---------------------

W.A.: 66.30%
Lowest: 7.98%
Highest: 89.92%

--------------------------------------------------------------------------------

19. MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           1.87%
---------------------
MGIC            1.43
---------------------
NONE           92.16
---------------------

---------------------
PMIC            0.72
---------------------
RGIC            0.65
---------------------
RMIC            1.93
---------------------
TGIC            0.17
---------------------
UGRIC           1.07
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                1.45%
--------------------------
Drive-By 704         0.63
--------------------------
Full                97.92
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.28%
-----------------------
360              99.72
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.8 months
Lowest: 300 months
Highest: 360 months


--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.28%
--------------------------------
349 - 354                  0.25
--------------------------------
355 - 360                 99.47
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.8 months
Lowest: 297 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                    0.22%
--------------------------
1 - 6               99.78
--------------------------
Total:             100.00%
--------------------------

W.A.: 2.0 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. Buy Down

------------------
Buy Down   Percent
------------------
N          100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

26. Servicer

------------------
Servicer   Percent
------------------
Citibank   100.00%
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BAFC 2004-2 Group 2
                                15Yr & 30Yr Fixed
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $140,333,542.18
Total Orig. Bal.: $147,590,969.00
Loan Count: 323
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $434,469.17
Avg. Orig. Balance: $456,937.98
% Conforming: 0.27%
W.A. FICO: 734
W.A. Orig. LTV: 67.01%
W.A. Cut-Off LTV: 64.02%
Earliest Orig. Date: 1998-03-03
Latest Maturity Date: 2032-06-01
W.A. Gross Coupon: 6.8318%
W.A. Servicing Fee: 0.2500%
W.A. Trustee Fee: 0.0090%
W.A. Net Coupon: 6.5728%
W.A. Orig. Term: 341.0 months
W.A. Rem. Term: 308.6 months
W.A. Age: 32.4 months
% OLTV over 80: 1.34%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 1.34%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 19.93%
W.A. MI Adjusted COLTV: 63.79%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 1.63%
% Leaseholds: 0.00%
% Pledged Assets: 0.00%
Max. Zipcode Conc.: 1.14%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
300,001 - 350,000      10.03%
-----------------------------

-----------------------------
350,001 - 400,000      27.13
-----------------------------
400,001 - 450,000      15.42
-----------------------------
450,001 - 500,000      12.35
-----------------------------
500,001 - 550,000       9.91
-----------------------------
550,001 - 600,000       7.63
-----------------------------
600,001 - 650,000       5.14
-----------------------------
650,001 - 700,000       1.86
-----------------------------
700,001 - 750,000       4.52
-----------------------------
750,001 - 800,000       0.55
-----------------------------
800,001 - 850,000       0.92
-----------------------------
850,001 - 900,000       1.19
-----------------------------
900,001 - 950,000       0.64
-----------------------------
950,001 - 1,000,000     2.71
-----------------------------
Total:                100.00%
-----------------------------

Average: $456,937.98
Lowest: $335,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 300,000              0.34%
-----------------------------
300,001 - 350,000      18.23
-----------------------------
350,001 - 400,000      23.95
-----------------------------
400,001 - 450,000      16.43
-----------------------------
450,001 - 500,000      11.20
-----------------------------
500,001 - 550,000       8.99
-----------------------------
550,001 - 600,000       4.88
-----------------------------
600,001 - 650,000       4.85
-----------------------------
650,001 - 700,000       2.89
-----------------------------
700,001 - 750,000       2.58
-----------------------------
750,001 - 800,000       0.55
-----------------------------
800,001 - 850,000       1.77
-----------------------------
850,001 - 900,000       1.27
-----------------------------

-----------------------------
950,001 - 1,000,000     2.08
-----------------------------
Total:                100.00%
-----------------------------

Average: $434,469.17
Lowest: $180,058.84
Highest: $975,594.98

--------------------------------------------------------------------------------

4. Coupon

-----------------------
Coupon          Percent
-----------------------
5.751 - 6.000     1.45%
-----------------------
6.001 - 6.250     3.48
-----------------------
6.251 - 6.500    10.34
-----------------------
6.501 - 6.750    32.56
-----------------------
6.751 - 7.000    31.87
-----------------------
7.001 - 7.250    15.52
-----------------------
7.251 - 7.500     3.35
-----------------------
7.501 - 7.750     1.42
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.832
Lowest: 5.875
Highest: 7.625

--------------------------------------------------------------------------------

5. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        2.42%
----------------------
750 - 799       42.09
----------------------
700 - 749       31.72
----------------------
650 - 699       20.29
----------------------
600 - 649        3.47
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 620
Highest: 813

--------------------------------------------------------------------------------

6. Product Type

----------------------
Product Type   Percent
----------------------
30YR FIXED      88.59%
----------------------
15YR FIXED       9.63
----------------------
20YR FIXED       0.91
----------------------
25YR FIXED       0.62
----------------------
10YR FIXED       0.25
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

7. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------
Loan Purpose   Percent
----------------------

----------------------
R/T Refi        43.55%
----------------------
Purchase        36.03
----------------------
C/O Refi        20.43
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.52%
-----------------------
PUD              20.97
-----------------------
PUD-Detached      5.27
-----------------------
Condo             4.23
-----------------------
2-Family          2.63
-----------------------
3-Family          0.38
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. State

------------------------
State            Percent
------------------------
California        43.72%
------------------------
Texas              9.46
------------------------
Florida            8.51
------------------------
Virginia           5.15
------------------------
South Carolina     2.98
------------------------
Other             30.17
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. California

--------------------
California   Percent
--------------------

--------------------
Northern      64.71%
--------------------
Southern      35.29
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13. MSA

-----------------------------
MSA                   Percent
-----------------------------
San Francisco, CA      24.61%
-----------------------------
Los Angeles, CA        11.49
-----------------------------
Washington, DC          8.43
-----------------------------
No MSA                  7.62
-----------------------------
Dallas, TX              4.17
-----------------------------
San Diego, CA           3.94
-----------------------------
Miami, FL               3.18
-----------------------------
Boston, MA              2.55
-----------------------------
New York, NY            2.54
-----------------------------
Houston, TX             2.30
-----------------------------
Charleston, SC          2.22
-----------------------------
Sacramento, CA          1.64
-----------------------------
Seattle, WA             1.38
-----------------------------
West Palm Beach, FL     1.36
-----------------------------
Atlanta, GA             1.27
-----------------------------
Other                  21.30
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

14. Zip Code

------------------
Zip Code   Percent
------------------
20854        1.14%
------------------
22066        1.10
------------------
94618        1.00
------------------

------------------
75225        0.98
------------------
95014        0.93
------------------
Other       94.85
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.75%
--------------------------
Secondary            7.53
--------------------------
Investor             2.72
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

------------------------
Documentation    Percent
------------------------
All Ready Home     3.77%
------------------------
Full              35.20
------------------------
Rapid             36.71
------------------------
Reduced           23.99
------------------------
Stated             0.33
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17. Original LTV

----------------------
Original LTV   Percent
----------------------
<= 20.0          0.63%
----------------------
20.1 - 25.0      0.51
----------------------
25.1 - 30.0      0.82
----------------------
30.1 - 35.0      1.14
----------------------

----------------------
35.1 - 40.0      2.90
----------------------
40.1 - 45.0      2.83
----------------------
45.1 - 50.0      5.21
----------------------
50.1 - 55.0      5.90
----------------------
55.1 - 60.0      7.63
----------------------
60.1 - 65.0      8.97
----------------------
65.1 - 70.0     12.55
----------------------
70.1 - 75.0     14.88
----------------------
75.1 - 80.0     34.70
----------------------
80.1 - 85.0      0.23
----------------------
85.1 - 90.0      0.85
----------------------
90.1 - 95.0      0.26
----------------------
Total:         100.00%
----------------------

W.A.: 67.01%
Lowest: 16.07%
Highest: 93.67%

--------------------------------------------------------------------------------

18. Cut-Off LTV

---------------------
Cut-Off LTV   Percent
---------------------
<= 20.0         0.76%
---------------------
20.1 - 25.0     0.51
---------------------
25.1 - 30.0     1.29
---------------------
30.1 - 35.0     2.01
---------------------
35.1 - 40.0     2.38
---------------------
40.1 - 45.0     3.81
---------------------
45.1 - 50.0     5.57
---------------------
50.1 - 55.0     8.04
---------------------
55.1 - 60.0     7.75
---------------------
60.1 - 65.0    10.37
---------------------
65.1 - 70.0    12.38
---------------------
70.1 - 75.0    18.13
---------------------
75.1 - 80.0    25.90
---------------------
80.1 - 85.0     0.85
---------------------

---------------------
90.1 - 95.0     0.26
---------------------
Total:        100.00%
---------------------

W.A.: 64.02%
Lowest: 13.34%
Highest: 90.82%

--------------------------------------------------------------------------------

19. MI Provider

---------------------
MI Provider   Percent
---------------------
GEMIC           0.51%
---------------------
MGIC            0.22
---------------------
NONE           98.66
---------------------
RMIC            0.60
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
Full               100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.25%
-----------------------
180               9.63
-----------------------
240               0.55
-----------------------
300               0.62
-----------------------
360              88.95
-----------------------
Total:          100.00%
-----------------------

W.A.: 341.0 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
61 - 108                   0.25%
--------------------------------
121 - 168                  9.63
--------------------------------
181 - 228                  0.55
--------------------------------
241 - 288                  5.09
--------------------------------
301 - 342                 84.48
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 308.6 months
Lowest: 91 months
Highest: 334 months

--------------------------------------------------------------------------------

24. Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
25 - 30             45.80%
--------------------------
31 - 36             49.74
--------------------------
73 - 78              4.47
--------------------------

--------------------------
Total:             100.00%
--------------------------

W.A.: 32.4 months
Lowest: 26 months
Highest: 76 months

--------------------------------------------------------------------------------

25. Buy Down

------------------
Buy Down   Percent
------------------
N           98.37%
------------------
Y            1.63
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

26. Servicer

-------------------------
Servicer          Percent
-------------------------
Bank of America   100.00%
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                               BAFC 2004-2 Group 3
                            30Yr Fixed Multi-Serviced
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $416,882,541.13
Total Orig. Bal.: $418,697,530.00
Loan Count: 754
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $552,894.62
Avg. Orig. Balance: $555,301.76
% Conforming: 2.32%
W.A. FICO: 730
W.A. Orig. LTV: 63.24%
W.A. Cut-Off LTV: 62.99%
Earliest Orig. Date: 2002-06-27
Latest Maturity Date: 2034-08-01
W.A. Gross Coupon: 5.8947%
W.A. Servicing Fee: 0.2511%
W.A. Trustee Fee: 0.0090%
W.A. Net Coupon: 5.6346%
W.A. Orig. Term: 358.5 months
W.A. Rem. Term: 355.4 months
W.A. Age: 3.2 months
% OLTV over 80: 3.76%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 3.66%
% OLTV over 80 with PMI: 97.24%
W.A. MI Coverage: 25.20%
W.A. MI Adjusted COLTV: 62.16%
% Second Lien: 0.00%
% with Prepay Penalty: 0.56%
% with Buy Downs: 1.75%
% Leaseholds: 0.90%
% Pledged Assets: 0.29%
Max. Zipcode Conc.: 1.19%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
<= 300,000              1.68%
-----------------------------

-----------------------------
300,001 - 350,000       2.42
-----------------------------
350,001 - 400,000      13.36
-----------------------------
400,001 - 450,000      12.19
-----------------------------
450,001 - 500,000      12.09
-----------------------------
500,001 - 550,000       6.90
-----------------------------
550,001 - 600,000       5.40
-----------------------------
600,001 - 650,000       8.37
-----------------------------
650,001 - 700,000       1.62
-----------------------------
700,001 - 750,000       1.05
-----------------------------
750,001 - 800,000       1.87
-----------------------------
800,001 - 850,000       1.57
-----------------------------
850,001 - 900,000       0.42
-----------------------------
900,001 - 950,000       1.09
-----------------------------
950,001 - 1,000,000    20.96
-----------------------------
1,000,001 >=            9.01
-----------------------------
Total:                100.00%
-----------------------------

Average: $555,301.76
Lowest: $38,000.00
Highest: $1,900,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 300,000              1.75%
-----------------------------
300,001 - 350,000       2.51
-----------------------------
350,001 - 400,000      13.38
-----------------------------
400,001 - 450,000      12.32
-----------------------------
450,001 - 500,000      12.13
-----------------------------
500,001 - 550,000       6.67
-----------------------------
550,001 - 600,000       5.27
-----------------------------
600,001 - 650,000       8.37
-----------------------------
650,001 - 700,000       1.62
-----------------------------
700,001 - 750,000       1.23
-----------------------------
750,001 - 800,000       1.87
-----------------------------

-----------------------------
800,001 - 850,000       1.57
-----------------------------
850,001 - 900,000       0.85
-----------------------------
900,001 - 950,000       0.66
-----------------------------
950,001 - 1,000,000    20.79
-----------------------------
>= 1,000,001            9.01
-----------------------------
Total:                100.00%
-----------------------------

Average: $552,894.62
Lowest: $37,778.07
Highest: $1,893,877.73

--------------------------------------------------------------------------------

4. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 5.000     0.12%
-----------------------
5.001 - 5.250     1.63
-----------------------
5.251 - 5.500    11.82
-----------------------
5.501 - 5.750    35.01
-----------------------
5.751 - 6.000    25.89
-----------------------
6.001 - 6.250    12.07
-----------------------
6.251 - 6.500     9.88
-----------------------
6.501 - 6.750     1.98
-----------------------
6.751 - 7.000     1.12
-----------------------
7.001 - 7.250     0.32
-----------------------
7.251 - 7.500     0.15
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.895
Lowest: 4.875
Highest: 7.500

--------------------------------------------------------------------------------

5. Credit Score

----------------------
Credit Score   Percent
----------------------

----------------------
800 - 849        1.07%
----------------------
750 - 799       42.47
----------------------
700 - 749       28.16
----------------------
650 - 699       21.44
----------------------
600 - 649        5.57
----------------------
550 - 599        0.46
----------------------
N/A              0.83
----------------------
Total:         100.00%
----------------------

W.A.: 730
Lowest: 555
Highest: 820

--------------------------------------------------------------------------------

6. Product Type

----------------------
Product Type   Percent
----------------------
30YR FIXED      95.82%
----------------------
28YR FIXED       1.74
----------------------
29YR FIXED       1.30
----------------------
20YR FIXED       0.45
----------------------
27YR FIXED       0.38
----------------------
25YR FIXED       0.23
----------------------
22YR FIXED       0.08
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

7. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------
Loan Purpose   Percent
----------------------
R/T Refi        54.83%
----------------------
Purchase        31.70
----------------------
C/O Refi        13.42
----------------------
Cons/Perm        0.05
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              88.71%
-----------------------
PUD-Detached      4.07
-----------------------
Condo             1.85
-----------------------
PUD               1.33
-----------------------
Cooperative       1.21
-----------------------
Condo - Low       1.17
-----------------------
2-Family          1.08
-----------------------
3-Family          0.34
-----------------------
Condo - High      0.24
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. State

--------------------
State        Percent
--------------------
California    48.51%
--------------------
New York       6.61
--------------------
Maryland       4.74
--------------------
Virginia       4.53
--------------------
Illinois       3.65
--------------------
Other         31.96
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

12. California

--------------------
California   Percent
--------------------
Northern      48.40%
--------------------
Southern      51.60
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13. MSA

---------------------------
MSA                 Percent
---------------------------
Los Angeles, CA      19.41%
---------------------------
San Francisco, CA    18.30
---------------------------
Washington, DC       10.40
---------------------------
New York, NY          9.35
---------------------------
San Diego, CA         4.36
---------------------------
Chicago, IL           3.47
---------------------------
Seattle, WA           3.22
---------------------------
No MSA                3.05
---------------------------
Sacramento, CA        2.64
---------------------------
Dallas, TX            2.06
---------------------------
Boston, MA            1.74
---------------------------
New Haven, CT         1.68
---------------------------

---------------------------
Detroit, MI           1.40
---------------------------
Santa Barbara, CA     1.20
---------------------------
Philadelphia, PA      1.12
---------------------------
Other                16.57
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Zip Code

------------------
Zip Code   Percent
------------------
94941        1.19%
------------------
90049        1.12
------------------
94010        1.05
------------------
20008        0.96
------------------
92672        0.76
------------------
Other       94.92
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             96.82%
--------------------------
Secondary            2.91
--------------------------
Investor             0.27
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

-------------------------------
Documentation           Percent
-------------------------------
Asset Only               20.04%
-------------------------------
Full                     41.96
-------------------------------

-------------------------------
Full/Alt                 14.66
-------------------------------
Full/No Ratio             6.56
-------------------------------
Income Only               2.71
-------------------------------
Low Doc                   3.62
-------------------------------
No Doc                    7.44
-------------------------------
Stated Inc/Full Asset     0.20
-------------------------------
Stated/VOA                1.29
-------------------------------
Streamline                1.52
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

17. Original LTV

----------------------
Original LTV   Percent
----------------------
<= 20.0          0.37%
----------------------
20.1 - 25.0      1.01
----------------------
25.1 - 30.0      1.23
----------------------
30.1 - 35.0      1.89
----------------------
35.1 - 40.0      3.84
----------------------
40.1 - 45.0      4.82
----------------------
45.1 - 50.0      9.47
----------------------
50.1 - 55.0      5.87
----------------------
55.1 - 60.0      8.33
----------------------
60.1 - 65.0     11.21
----------------------
65.1 - 70.0     14.46
----------------------
70.1 - 75.0     14.65
----------------------
75.1 - 80.0     19.09
----------------------
80.1 - 85.0      0.45
----------------------
85.1 - 90.0      2.47
----------------------
90.1 - 95.0      0.85
----------------------
Total:         100.00%
----------------------

W.A.: 63.24%
Lowest: 7.48%
Highest: 95.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

---------------------
Cut-Off LTV   Percent
---------------------
<= 20.0         0.37%
---------------------
20.1 - 25.0     1.01
---------------------
25.1 - 30.0     1.41
---------------------
30.1 - 35.0     2.13
---------------------
35.1 - 40.0     3.80
---------------------
40.1 - 45.0     4.45
---------------------
45.1 - 50.0     9.63
---------------------
50.1 - 55.0     6.06
---------------------
55.1 - 60.0     8.30
---------------------
60.1 - 65.0    11.09
---------------------
65.1 - 70.0    14.58
---------------------
70.1 - 75.0    14.81
---------------------
75.1 - 80.0    18.83
---------------------
80.1 - 85.0     0.30
---------------------
85.1 - 90.0     2.39
---------------------
90.1 - 95.0     0.85
---------------------
Total:        100.00%
---------------------

W.A.: 62.99%
Lowest: 7.46%
Highest: 95.00%

--------------------------------------------------------------------------------

19. MI Provider

---------------------
MI Provider   Percent
---------------------
Amerin          0.58%
---------------------
GEMIC           0.09
---------------------
MGIC            0.42
---------------------
NONE           96.24
---------------------
PMIC            0.70
---------------------

---------------------
PREMIUM         0.10
---------------------
RGIC            0.57
---------------------
RMIC            0.56
---------------------
TGIC            0.11
---------------------
UGRIC           0.63
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                5.51%
--------------------------
2055I                5.07
--------------------------
2070E                0.11
--------------------------
2070IE               0.48
--------------------------
Drive-By 704         0.89
--------------------------
Full                73.29
--------------------------
Streamline          14.65
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.45%
-----------------------

-----------------------
264               0.08
-----------------------
300               0.23
-----------------------
324               0.38
-----------------------
336               1.62
-----------------------
339               0.12
-----------------------
348               0.93
-----------------------
349               0.11
-----------------------
352               0.10
-----------------------
353               0.10
-----------------------
357               0.09
-----------------------
360              95.78
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.45%
--------------------------------
241 - 288                  0.08
--------------------------------
295 - 300                  0.23
--------------------------------
301 - 342                  2.43
--------------------------------
343 - 348                  2.92
--------------------------------
349 - 354                 10.90
--------------------------------
355 - 360                 82.98
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 355.4 months
Lowest: 237 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                   10.40%
--------------------------
1 - 6               80.25
--------------------------
7 - 12               8.23
--------------------------
13 - 18              0.88
--------------------------
19 - 24              0.13
--------------------------
25 - 30              0.10
--------------------------
Total:             100.00%
--------------------------

W.A.: 3.2 months
Lowest: 0 months
Highest: 25 months

--------------------------------------------------------------------------------

25. Buy Down

------------------
Buy Down   Percent
------------------
N           98.25%
------------------
Y            1.75
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

26. Servicer

---------------------
Servicer      Percent
---------------------
NatCity        21.31%
---------------------
Suntrust        1.20
---------------------
Wells Fargo    49.57
---------------------
WAMU           27.92
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2004-2
                                15Yr & 30Yr Fixed

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $680,444,632.01
Total Orig. Bal.: $689,787,691.00
Loan Count: 1,828
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $372,234.48
Avg. Orig. Balance: $377,345.56
% Conforming: 19.59%
W.A. FICO: 730
W.A. Orig. LTV: 64.60%
W.A. Cut-Off LTV: 63.80%
Earliest Orig. Date: 1998-03-03
Latest Maturity Date: 2034-08-01
W.A. Gross Coupon: 6.1281%
W.A. Servicing Fee: 0.2507%
W.A. Trustee Fee: 0.0090%
W.A. Net Coupon: 5.8684%
W.A. Orig. Term: 355.2 months
W.A. Rem. Term: 346.2 months
W.A. Age: 9.0 months
% OLTV over 80: 4.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 3.94%
% OLTV over 80 with PMI: 98.41%
W.A. MI Coverage: 24.57%
W.A. MI Adjusted COLTV: 62.94%
% Second Lien: 0.00%
% with Prepay Penalty: 0.34%
% with Buy Downs: 1.41%
% Leaseholds: 0.55%
% Pledged Assets: 0.18%
Max. Zipcode Conc.: 0.93%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
<= 300,000             15.10%
-----------------------------
300,001 - 350,000       5.67
-----------------------------

-----------------------------
350,001 - 400,000      14.54
-----------------------------
400,001 - 450,000      11.02
-----------------------------
450,001 - 500,000      10.10
-----------------------------
500,001 - 550,000       6.57
-----------------------------
550,001 - 600,000       5.14
-----------------------------
600,001 - 650,000       6.28
-----------------------------
650,001 - 700,000       1.38
-----------------------------
700,001 - 750,000       1.58
-----------------------------
750,001 - 800,000       1.26
-----------------------------
800,001 - 850,000       1.15
-----------------------------
850,001 - 900,000       0.50
-----------------------------
900,001 - 950,000       0.80
-----------------------------
950,001 - 1,000,000    13.40
-----------------------------
1,000,001 >=            5.52
-----------------------------
Total:                100.00%
-----------------------------

Average: $377,345.56
Lowest: $27,000.00
Highest: $1,900,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 300,000             15.21%
-----------------------------
300,001 - 350,000       7.42
-----------------------------
350,001 - 400,000      13.90
-----------------------------
400,001 - 450,000      11.31
-----------------------------
450,001 - 500,000       9.88
-----------------------------
500,001 - 550,000       6.24
-----------------------------
550,001 - 600,000       4.49
-----------------------------
600,001 - 650,000       6.22
-----------------------------
650,001 - 700,000       1.59
-----------------------------
700,001 - 750,000       1.28
-----------------------------
750,001 - 800,000       1.26
-----------------------------
800,001 - 850,000       1.33
-----------------------------

-----------------------------
850,001 - 900,000       0.78
-----------------------------
900,001 - 950,000       0.41
-----------------------------
950,001 - 1,000,000    13.17
-----------------------------
>= 1,000,001            5.52
-----------------------------
Total:                100.00%
-----------------------------

Average: $372,234.48
Lowest: $26,908.95
Highest: $1,893,877.73

--------------------------------------------------------------------------------

4. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 5.000     0.08%
-----------------------
5.001 - 5.250     1.29
-----------------------
5.251 - 5.500     8.45
-----------------------
5.501 - 5.750    24.14
-----------------------
5.751 - 6.000    20.76
-----------------------
6.001 - 6.250    11.61
-----------------------
6.251 - 6.500    11.29
-----------------------
6.501 - 6.750     9.80
-----------------------
6.751 - 7.000     8.04
-----------------------
7.001 - 7.250     3.48
-----------------------
7.251 - 7.500     0.78
-----------------------
7.501 - 7.750     0.29
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.128
Lowest: 4.875
Highest: 7.625

--------------------------------------------------------------------------------

5. Credit Score

----------------------
Credit Score   Percent
----------------------

----------------------
800 - 849        1.41%
----------------------
750 - 799       41.31
----------------------
700 - 749       29.68
----------------------
650 - 699       21.31
----------------------
600 - 649        5.32
----------------------
550 - 599        0.47
----------------------
N/A              0.51
----------------------
Total:         100.00%
----------------------

W.A.: 730
Lowest: 555
Highest: 820

--------------------------------------------------------------------------------

6. Product Type

----------------------
Product Type   Percent
----------------------
30YR FIXED      95.04%
----------------------
15YR FIXED       1.99
----------------------
28YR FIXED       1.07
----------------------
29YR FIXED       0.79
----------------------
20YR FIXED       0.46
----------------------
25YR FIXED       0.32
----------------------
27YR FIXED       0.23
----------------------
10YR FIXED       0.05
----------------------
22YR FIXED       0.05
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

7. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------
Loan Purpose   Percent
----------------------
R/T Refi        47.53%
----------------------
Purchase        33.23
----------------------
C/O Refi        19.21
----------------------
Cons/Perm        0.03
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              76.54%
-----------------------
PUD               5.14
-----------------------
2-Family          4.06
-----------------------
PUD-Detached      3.58
-----------------------
4-Family          2.35
-----------------------
Condo - Low       2.05
-----------------------
Condo             2.01
-----------------------
3-Family          1.67
-----------------------
Cooperative       0.74
-----------------------
Townhouse         0.71
-----------------------
Other             1.14
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. State

-----------------------
State           Percent
-----------------------
California       44.42%
-----------------------
New York          5.41
-----------------------
Virginia          4.56
-----------------------
Maryland          4.07
-----------------------
Massachusetts     4.05
-----------------------
Other            37.49
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. California

--------------------
California   Percent
--------------------
Northern      49.79%
--------------------
Southern      50.21
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13. MSA

---------------------------
MSA                 Percent
---------------------------
Los Angeles, CA      17.59%
---------------------------
San Francisco, CA    17.34
---------------------------
Washington, DC        9.32
---------------------------
New York, NY          7.36
---------------------------
No MSA                4.60
---------------------------
Boston, MA            3.89
---------------------------
San Diego, CA         3.76
---------------------------

---------------------------
Chicago, IL           3.23
---------------------------
Seattle, WA           2.43
---------------------------
Sacramento, CA        2.27
---------------------------
Dallas, TX            2.25
---------------------------
Miami, FL             1.44
---------------------------
Philadelphia, PA      1.29
---------------------------
New Haven, CT         1.17
---------------------------
Detroit, MI           1.05
---------------------------
Other                21.02
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Zip Code

------------------
Zip Code   Percent
------------------
94941        0.93%
------------------
20008        0.69
------------------
90049        0.69
------------------
94010        0.64
------------------
20854        0.59
------------------
Other       96.47
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             77.83%
--------------------------
Investor            18.84
--------------------------
Secondary            3.34
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

---------------------------------
Documentation             Percent
---------------------------------
All Ready Home              0.78%
---------------------------------
Asset Only                 12.28
---------------------------------
Desk UW                    12.29
---------------------------------
Enhanced Agency (1-01)      0.28
---------------------------------
Full                       32.96
---------------------------------
Full/Alt                    8.98
---------------------------------
Full/No Ratio               4.02
---------------------------------
Income Only                 1.66
---------------------------------
Loan Prospector (11-00)     2.79
---------------------------------
Low Doc                     2.22
---------------------------------
No Doc                      4.56
---------------------------------
Rapid                       7.57
---------------------------------
Reduced                     4.95
---------------------------------
Smartdoc                    2.20
---------------------------------
Stated                      0.07
---------------------------------
Stated Inc/Full Asset       0.13
---------------------------------
Stated/VOA                  0.79
---------------------------------
Streamline                  1.48
---------------------------------
Total:                    100.00%
---------------------------------

--------------------------------------------------------------------------------

17. Original LTV

Original LTV   Percent
----------------------
<= 20.0          0.42%
----------------------
20.1 - 25.0      0.80
----------------------
25.1 - 30.0      1.17
----------------------
30.1 - 35.0      1.72
----------------------
35.1 - 40.0      3.63
----------------------
40.1 - 45.0      4.22
----------------------
45.1 - 50.0      7.84
----------------------

----------------------
50.1 - 55.0      5.69
----------------------
55.1 - 60.0      8.17
----------------------
60.1 - 65.0      9.81
----------------------
65.1 - 70.0     15.07
----------------------
70.1 - 75.0     15.06
----------------------
75.1 - 80.0     22.42
----------------------
80.1 - 85.0      0.43
----------------------
85.1 - 90.0      3.00
----------------------
90.1 - 95.0      0.57
----------------------
Total:         100.00%
----------------------

W.A.: 64.60%
Lowest: 7.48%
Highest: 95.00%

--------------------------------------------------------------------------------

18. Cut-Off LTV

---------------------
Cut-Off LTV   Percent
---------------------
<= 20.0         0.45%
---------------------
20.1 - 25.0     0.80
---------------------
25.1 - 30.0     1.37
---------------------
30.1 - 35.0     2.04
---------------------
35.1 - 40.0     3.50
---------------------
40.1 - 45.0     4.19
---------------------
45.1 - 50.0     8.03
---------------------
50.1 - 55.0     6.24
---------------------
55.1 - 60.0     8.17
---------------------
60.1 - 65.0    10.09
---------------------
65.1 - 70.0    15.04
---------------------
70.1 - 75.0    15.83
---------------------
75.1 - 80.0    20.44
---------------------
80.1 - 85.0     0.49
---------------------
85.1 - 90.0     2.75
---------------------
90.1 - 95.0     0.57
---------------------
Total:        100.00%
---------------------

W.A.: 63.80%
Lowest: 7.46%
Highest: 95.00%

--------------------------------------------------------------------------------

19. MI Provider

---------------------
MI Provider   Percent
---------------------
Amerin          0.35%
---------------------
GEMIC           0.50
---------------------
MGIC            0.56
---------------------
NONE           96.00
---------------------
PMIC            0.56
---------------------
PREMIUM         0.06
---------------------
RGIC            0.47
---------------------
RMIC            0.81
---------------------
TGIC            0.10
---------------------
UGRIC           0.58
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

20. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                3.64%
--------------------------
2055I                3.11
--------------------------
2070E                0.07
--------------------------
2070IE               0.29
--------------------------
Drive-By 704         0.66
--------------------------
Full                83.26
--------------------------
Streamline           8.98
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.05%
-----------------------
180               1.99
-----------------------
240               0.39
-----------------------
264               0.05
-----------------------
300               0.32
-----------------------
324               0.23
-----------------------
336               0.99
-----------------------
339               0.08
-----------------------
348               0.57
-----------------------
349               0.07
-----------------------
352               0.06
-----------------------
353               0.06
-----------------------
357               0.06
-----------------------
360              95.09
-----------------------
Total:          100.00%
-----------------------

W.A.: 355.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------

--------------------------------
61 - 108                   0.05%
--------------------------------
121 - 168                  1.99
--------------------------------
181 - 228                  0.11
--------------------------------
235 - 240                  0.28
--------------------------------
241 - 288                  1.10
--------------------------------
295 - 300                  0.19
--------------------------------
301 - 342                 18.91
--------------------------------
343 - 348                  1.79
--------------------------------
349 - 354                  6.72
--------------------------------
355 - 360                 68.85
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 346.2 months
Lowest: 91 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
0                    6.41%
--------------------------
1 - 6               67.24
--------------------------
7 - 12               5.04
--------------------------
13 - 18              0.54
--------------------------
19 - 24              0.08
--------------------------
25 - 30              9.51
--------------------------
31 - 36             10.26
--------------------------
73 - 78              0.92
--------------------------
Total:             100.00%
--------------------------

W.A.: 9.0 months
Lowest: 0 months
Highest: 76 months

--------------------------------------------------------------------------------

25. Buy Down

------------------
Buy Down   Percent
------------------
N           98.59%
------------------
Y            1.41
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

26. Servicer

-------------------------
Servicer          Percent
-------------------------
Bank of America    20.62%
-------------------------
Citibank           18.11
-------------------------
NatCity            13.06
-------------------------
Suntrust            0.74
-------------------------
Wells Fargo        30.37
-------------------------
WAMU               17.10
-------------------------
Total:            100.00%
-------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
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

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